SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert International Equity Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert International Equity Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by the portfolio management team noted below. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert International Equity Fund

Anticipated Portfolio Management Team:

•    Christopher Dyer joined Eaton Vance Management (International) Limited (“EVMI”), the proposed new sub-adviser to the Fund, as a Vice President and Director of Global Equity of the Eaton Vance organization in July 2015. Prior to joining EVMI, Mr. Dyer was Head of European Equity at Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his tenure (2001-2015). Mr. Dyer also manages Eaton Vance funds.

•    Ian Kirwan joined EVMI as a Vice President in October 2015.  Prior to joining EVMI, Mr. Kirwan served as an analyst and/or portfolio manager at Qatar Investment Authority, Lazard Asset Management, Alliance Bernstein, and Schroder Investment Management.

•    Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.

•    Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will enter into an investment subadvisory agreement with EVMI. The portfolio managers will select securities for the Fund primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. The portfolio managers will seek companies which they believe have strong business franchises but whose value is not yet fully reflected in their share prices. Such companies may include companies with a high return on invested capital, companies with a sustainable competitive advantage and/or companies with shareholder-friendly management teams. In selecting securities to implement the Fund’s core investment approach, the portfolio managers will seek companies that, in their opinion, are high in quality or improving in quality. The Fund’s focus on valuation and quality companies may help dampen performance volatility in down markets. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities.

Investors Should Retain This Supplement for Future Reference